                                  Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                  VIEX Opportunities Fund, LP - Series
                                       One

Address:                               745 Boylston Street
                                       3rd Floor
                                       Boston, Massachusetts 02116

Date of Event Requiring Statement:     07/18/19

Name:                                  VIEX GP, LLC

Address:                               745 Boylston Street
                                       3rd Floor
                                       Boston, Massachusetts 02116

Date of Event Requiring Statement:     07/18/19

Name:                                  VIEX Special Opportunities Fund II, LP

Address:                               745 Boylston Street
                                       3rd Floor
                                       Boston, Massachusetts 02116

Date of Event Requiring Statement:     07/18/19

Name:                                  VIEX Special Opportunities GP II, LLC

Address:                               745 Boylston Street
                                       3rd Floor
                                       Boston, Massachusetts 02116

Date of Event Requiring Statement:     07/18/19

Name:                                  VIEX Capital Advisors, LLC

Address:                               745 Boylston Street
                                       3rd Floor
                                       Boston, Massachusetts 02116

Date of Event Requiring Statement:     07/18/19